EXECUTION COPY
AMENDMENT NO. 1
Dated as of July 1, 2015
to
CREDIT AGREEMENT
Dated as of July 23, 2014
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 1, 2015 by and among DENTSPLY International Inc., a Delaware corporation and the Subsidiary Borrowers party hereto (each individually a “Borrower” and collectively, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of July 23, 2014 by and among the Borrowers, the financial institutions from time to time party thereto as Lenders (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized definitional terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (the “Amendment No. 1 Effective Date”), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Section 2.05(a) of the Credit Agreement is hereby amended to delete the phrase “the Swingline Lender agrees to make Swingline Loans” appearing therein and replace such phrase with “the Swingline Lender may in its sole discretion make Swingline Loans”.
(b)Section 2.06(b) of the Credit Agreement is hereby amended to delete the reference to “$50,000,000” appearing therein and replace such reference with $25,000,000.
(c)Section 2.21(a) of the Credit Agreement is hereby amended to restate the second parenthetical therein in its entirety as follows: “(each such date or such other date as is agreed to by the Extending Lenders in respect of the effective date of the applicable extension, an “Extension Date”)”.
(d)Section 2.21(c) of the Credit Agreement is hereby amended to insert the following language immediately at the end thereof: “or such other date as is acceptable to the Company”
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(i)the Administrative Agent shall have received counterparts of this Amendment duly executed by each Borrower, the Required Lenders and the Administrative Agent; and

(ii)the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants to the Lenders and the Administrative Agent on the Amendment No. 1 Effective Date as follows:
(a)This Amendment and the Credit Agreement as modified hereby constitute the valid and legally binding obligations of such Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general principles of equity.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DENTSPLY INTERNATIONAL INC., as a Borrower

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

CITIBANK, N.A., as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

MORGAN STANLEY BANK, N.A., as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

TD BANK, N.A., as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender

By ___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 23, 2014
DENTSPLY International Inc.